Nature of Operations and Summary of Significant Accounting Policies (Summary Of Depreciation, Depletion And Amortization) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Cost of Sales	$ 10,900	$ 10,500	$ 10,200
Selling, General and Administrative Expenses	300	300	300
Other, net	300	300	400
Total	$ 11,500	$ 11,100	$ 10,900